                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKS LONG-TERM CAPITAL APPRECIATION.

KEMPER-DREMAN
FINANCIAL SERVICES FUND

                "... We maintained our conservative posture and
              refused to invest in speculative stocks. While this
                hurt us over the last six months, it should help
                        the fund in the long term. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
7
Terms to Know
8
Industry Sectors
9
Largest Holdings
10
Portfolio of Investments
12
Financial Statements
14
Notes to Financial Statements
17
Financial Highlights
18
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)
                                  [BAR GRAPH]

KEMPER-DREMAN FINANCIAL SERVICES FUND TOTAL RETURNS
CLASS A                                                 6.97
CLASS B                                                 6.48
CLASS C                                                 6.46
LIPPER FINANCIAL SERVICES FUNDS CATEGORY AVERAGE*       7.44
--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPLE VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

----------------------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------------------
                                                                   AS OF     AS OF
                                                                  5/31/99   11/30/98
 ........................................................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS A                                        $10.27     $9.65
 ........................................................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS B                                        $10.19     $9.59
 ........................................................................................
    KEMPER-DREMAN FINANCIAL
    SERVICES FUND CLASS C                                        $10.21     $9.61
 ........................................................................................

--------------------------------------------------------------------------------
KEMPER-DREMAN FINANCIAL SERVICES FUND
LIPPER RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER FINANCIAL SERVICES FUNDS CATEGORY*

                                                                  CLASS A   CLASS B   CLASS C
 ..................................................................................................
    1-YEAR                                                         #18 of    #22 of    #23 of
                                                                  56 funds  56 funds  56 funds
 ..................................................................................................

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE SIX-MONTH PERIOD, KEMPER-DREMAN FINANCIAL SERVICES FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                                                  CLASS A   CLASS B   CLASS C
 .................................................................................................
    SHORT-TERM
    CAPITAL GAIN                                                  $0.02     $0.02     $0.02
 .................................................................................................
    INCOME DIVIDEND                                               $0.03       n/a       n/a
 .................................................................................................

CONCENTRATION OF THE FUND'S ASSETS IN FINANCIAL SERVICES STOCKS MAY PRESENT A GREATER RISK THAN INVESTMENT IN A MORE DIVERSIFIED FUND. IN ADDITION, THE FUND'S ABILITY TO CONCENTRATE INVESTMENTS IN A PARTICULAR MARKET SECTOR PRESENTS SPECIAL RISK CONSIDERATIONS.

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
Morningstar Equity Style Box
--------------------------------------------------------------------------------
[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED KEMPER-DREMAN FINANCIAL SERVICES FUND IN THE SPECIAL-FINANCIAL CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[DREMAN PHOTO]

DAVID N. DREMAN IS CHAIRMAN OF DREMAN VALUE MANAGEMENT, L.L.C. (DVM), INC. AND PORTFOLIO MANAGER OF KEMPER-DREMAN FINANCIAL SERVICES FUND. HE HAS MORE THAN 35 YEARS OF EXPERIENCE AS AN INVESTMENT ANALYST, ADVISOR AND MANAGER. DREMAN HOLDS A BACHELOR OF COMMERCE DEGREE FROM THE UNIVERSITY OF MANITOBA, WINNIPEG CANADA. DREMAN IS A REGULAR COLUMNIST IN FORBES and also the author of several books on contrarian investing, including CONTRARIAN INVESTMENT STRATEGIES: THE NEXT GENERATION (Simon & Schuster 1998).

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

Q    AFTER A DIFFICULT PERIOD IN LATE 1998, FINANCIAL SERVICES STOCKS BEGAN TO
IMPROVE. WHAT SPURRED THE BETTER PERFORMANCE?

A    In 1998, a two-tier market (see Terms To Know on page 7) existed in which the stocks of very large, growth-oriented technology, Internet and pharmaceutical companies made strong gains, while nearly every other industry sector, including financial services, suffered.

     We began to see some improved performance in financial stocks in late February, as the overall market became more volatile. The market, which for the past year had blindly bid up such a small group of growth stocks, seemed to debate whether the companies' ongoing earnings could support their extreme valuations. Investors began to look for quality companies with solid long-term earnings track records that were priced more conservatively.

     The defensive characteristics of financial services stocks made them a logical alternative for investors looking for some "security." Many financial stocks were trading at deep discounts, which meant they would tend to fall less than their highly valued counterparts if there was a shift in the market. The sector was also buoyed by the continuing Internet frenzy. Companies that we don't own, like Charles Schwab, E-Trade and Ameritrade performed quite well in terms of earnings and market price during the period as millions of people began trading stocks online.

     Late in the period, fears of higher interest rates crept into the market and financial stocks began to stumble. Investors became concerned that higher interest rates could have a profound effect on the businesses of companies in the financial sector. Bank stocks seemed to be some of the hardest hit, but the entire financial services sector was affected. We believe this correction was an overreaction by the market and that we should see another turnaround in the next six months as banks and other financial companies continue to show strong and steady earnings.

Q    HOW DID KEMPER-DREMAN FINANCIAL SERVICES FUND PERFORM DURING THE PERIOD?

A    The fund's Class A shares gained 6.97 percent (unadjusted for any sales charges) during the six months. By comparison, the Lipper Analytical Financial Services Fund Category gained an average of 7.44 percent, while the S&P Financial Index gained 10.57 percent.

Q    WHAT CAUSED THE FUND TO UNDERPERFORM ITS PEERS?

A    We maintained our conservative posture and refused to invest in speculative stocks. While this hurt us over the last six months, it should help the fund in the long term. The hottest, but most speculative area of the financial services sector included the online-trading companies such as Charles Schwab, E-Trade and Ameritrade. As the valuations of these stocks grew, they comprised a large portion of the brokerage sector in the financial services index. The returns of most other financial stocks, therefore, were dwarfed in comparison. We also chose not to own any lower-quality lenders, another area that performed strongly.

PERFORMANCE UPDATE

Q    WHY DID YOU STAY AWAY FROM THE ONLINE-TRADING COMPANIES AND LOWER-QUALITY
LENDERS?

A    We view these stocks as very dangerous. The stock prices of the online traders have been boosted by the Internet frenzy sweeping the market. Their earnings are now very much tied to the huge volume of trading taking place, specifically in Internet-related stocks. Although the Internet is a dynamic area that has already begun to change the face of commerce, we don't believe that the inflated prices these online-trading companies were trading at would ever be justified.

     The concept of online trading is appealing to the mass public. It's a new and very exciting tool. As trading online has gained popularity, novices are finding out that it's very easy to gain and lose money very fast. Over the past year it seems as if all new Internet-related stocks have made tremendous gains, but now we're seeing many of these stocks lose market value just as quickly. If we move into a market decline, we believe many novice investors may cut their losses and suspend their online trading activity. This would seriously hurt the earnings of the online-trading companies.

     We also stayed away from what we call "second-tier" lenders -- those who loan money to lower-quality borrowers. These speculative lenders enjoyed strong gains over the last six months, pushing their valuations to levels we can't justify -- particularly in light of their riskier loan portfolios. If the economy slows or overheats, we would expect that these lenders would be the first to experience an increase in loan defaults.

Q    HOW DID THE FUND'S BANK STOCKS PERFORM DURING THE PERIOD?

A    Our bank stocks performed quite well during the first four months of the period. As you may recall, we had built up our position in large money-center banks last fall to take advantage of the deep discounts they were trading at after the Russian debt crisis. The money-center banks had a great run through this spring. We began to trim our exposure to some of these banks as their valuations rose to levels we believed were unreasonable. As fears of higher rates entered the market in April and May, prices of these banks got knocked down again. However, we still believe they represent good long-term investments for the fund.

     Regional banks also continued to provide good value for the fund. We continue to invest in them heavily. The consolidation of regional banks has continued at a rapid pace, earnings have been consistent, and yet the prices of many of these banks remains depressed. As consolidation continues, we expect these banks will enjoy strong growth trends.

Q    WHERE ELSE ARE YOU FINDING VALUE?

A We began adding real estate investment trusts (REITs) (see Terms To Know on page 7) to the portfolio over the last six months. Historically, we've stayed away from these investments because we felt that they were extremely overvalued. However, their valuations have fallen sharply recently. This decline in price -- along with their relatively high dividend rates -- make them a very attractive investment.

Q    HOW DO YOU SELECT INVESTMENTS FOR THE FUND?

A    We're contrarian investors. We look for stocks from temporarily undervalued, fundamentally strong, financial services companies with good balance sheets. We screen stocks by looking for those with price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector.

     We've structured a relatively conservative stock portfolio that we believe should perform favorably when the tide shifts and value stocks come back into favor. But we're also opportunistic. If something comes crumbling down, like REITS did over this last six months, we invest quickly to add value. We're always looking for breaks in the market that will allow us to add quality companies to the portfolio when their stock prices have reached or are on their way to reaching unsustainably low points.

Q    YOU MENTIONED THERE MAY BE A BIAS FOR HIGHER INTEREST RATES. IF THAT
OCCURS, WHAT MIGHT IT MEAN FOR THE FINANCIAL SERVICES SECTOR?

A    In April and May investors began to shun financial services stocks in fear of higher interest rates, and banks were hit particularly hard. Although we were disappointed, we weren't surprised. While a rate hike would have an impact

PERFORMANCE UPDATE

on financials, we believe the market overreacted, misunderstanding the revenue streams of financial firms and over emphasizing the effect of interest rates on their businesses.

     In our opinion, the sector should weather a modest rate increase relatively well. Historically, financial firms had only one line of business -- a securities firm sold stocks; a commercial bank arranged corporate financing; banks made personal loans; and an insurer sold insurance -- period. Today, a single firm can benefit from diversification, as strong revenues from one line of business can offset leaner earnings from another line.

     Banks in particular should fare well. Bank customers pay loan-origination fees, credit card charges and asset management fees, regardless of interest rates. If anything, such fees may well rise in line with inflation. If we move into a rising interest-rate environment, earnings from loans may decline, but earnings from fees would keep earnings stable. We believe that banks should continue to post positive earnings, which should allay the market's fears.

Q    WHAT'S YOUR OUTLOOK FOR KEMPER-DREMAN FINANCIAL SERVICES FUND?

A    We're expecting improving performance from regional banks, property and casualty insurance companies, and some REITs -- which is where the fund is invested. All in all, we believe we have constructed a good defensive all-weather portfolio, that should perform well in the long-term.


TERMS TO KNOW

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. This trailing P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

REAL ESTATE INVESTMENT TRUST (REIT) A company that manages a portfolio of real-estate properties to earn profits for shareholders. Patterned after investment companies, REITs make investments in a diverse array of real estate. Equity REITs take equity positions in real estate; shareholders receive income from the rents received from the properties and receive capital gains as buildings are sold at a profit. Other REITs specialize in lending money to building developers.

SECTOR Stocks are usually found in related industries, such as financial services. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

TWO-TIER MARKET Characteristic of a securities market in which most of the gains are represented by only a small group of companies. In 1998's two-tier market only the largest growth-style stocks enjoyed particularly strong gains.

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time.

INDUSTRY SECTORS

KEMPER-DREMAN FINANCIAL SERVICES FUND'S
COMPOSITION BY SECTOR*
Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 1999, and on November 30, 1998.

                                  [BAR GRAPH]

                         KEMPER-DREMAN FINANCIAL        KEMPER-DREMAN FINANCIAL
                         SERVICES FUND ON 5/31/99      SERVICES FUND ON 11/30/98
                         ------------------------      -------------------------
Banks                               51.5%                          60.6%
Insurance                           19.3%                          18.5%
Consumer finance                    11.1%                           4.2%
Other finance                       14.5%                          11.9%
Service                              3.6%                           4.8%

KEMPER-DREMAN FINANCIAL SERVICES FUND ON 5/31/99
KEMPER-DREMAN FINANCIAL SERVICES FUND ON 11/30/98

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 53.3 percent of the fund's total portfolio on May 31, 1999

--------------------------------------------------------------------------------
         HOLDINGS                                                        PERCENT
--------------------------------------------------------------------------------
1.       AMERICAN INTERNATIONAL GROUP  The leading U.S.-based              8.3%
                                       international insurance
                                       organization and among the
                                       largest underwriters of
                                       commercial and industrial
                                       coverage in the U.S.
--------------------------------------------------------------------------------
2.       CITIGROUP                     A worldwide bank holding company    7.9%
                                       that provides a broad array of
                                       financial services.
--------------------------------------------------------------------------------
3.       BANKAMERICA                   Holding company with subsidiaries   7.5%
                                       engaged in full service retail
                                       and corporate banking, corporate
                                       finance, capital markets,
                                       investment advisory and trust,
                                       and other financial service
                                       activities.
--------------------------------------------------------------------------------
4.       FNMA                          Often referred to as "Fannie        5.3%
                                       Mae," this is a private
                                       corporation federally chartered
                                       to provide financial products and
                                       services that increase the
                                       availability and affordability of
                                       housing to low, moderate and
                                       middle-income Americans.
--------------------------------------------------------------------------------
5.       BANC ONE                      Provides data processing, venture   5.1%
                                       capital investment and merchant
                                       banking, trust, brokerage,
                                       investment management and
                                       equipment leasing.
--------------------------------------------------------------------------------
6.       FIRST UNION                   Engaged in commercial, investment   4.2%
                                       and mortgage banking, providing
                                       retail and commercial banking,
                                       retail investment, mortgage, home
                                       equity, leasing, insurance,
                                       capital markets, cash management
                                       and securities brokerage
                                       services.
--------------------------------------------------------------------------------
7.       PNC BANK                      Engaged in the operation of a       4.1%
                                       variety of financial services,
                                       including mortgage, community,
                                       consumer, private and corporate
                                       banking, secured lending and
                                       asset management.
--------------------------------------------------------------------------------
8.       WELLS FARGO                   Bank holding company with           3.8%
                                       subsidiaries engaged in
                                       commercial banking.
--------------------------------------------------------------------------------
9.       PRISON REALTY                 Prison Realty Trust, a real         3.6%
         TRUST                         estate investment trust, is the
                                       world's largest private sector
                                       owner and developer of prisons
                                       and jails.
--------------------------------------------------------------------------------
10.      KEYCORP.                      Engaged in commercial banking        3.5%
                                       operations and related financial
                                       activities.
--------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER DREMAN FINANCIAL SERVICES FUND
Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------
COMMON STOCKS--99.0%                                                    NUMBER OF SHARES           VALUE
---------------------------------------------------------------------------------------------------------
BANKS--50.9%                  BANC ONE CORP                                  194,772             $ 11,017

                              BancWest Corporation                            63,400                2,409

                              Bank of America Corp.                          249,356               16,130

                              BankBoston Corp.                                42,500                2,013

                              Chase Manhattan Corp.                          101,600                7,366

                              Colonial BancGroup, Inc.                        93,320                1,201

                              Corus Bankshares, Inc.                          42,800                1,370

                              First Citizens BancShares, Inc. "A"              2,500                  206

                              First Union Corp.                              197,298                9,088

                              Fleet Financial Group Inc.                     165,800                6,819

                              J.P. Morgan & Co., Inc.                         26,400                3,678

                              KeyCorp                                        215,300                7,482

                              Mellon Bank Corp.                               75,600                2,698

                              National Bank of Canada                        242,100                3,609

                              North Fork Bancorporation, Inc.                 45,995                  980

                              PNC Bank Corp.                                 155,200                8,885

                              People's Heritage Financial Group, Inc.         50,000                  937

                              Popular, Inc.                                   65,900                2,006

                              Provident Financial Group                       28,270                1,210

                              Republic New York Corp.                         85,300                5,794

                              Summit Bancorp.                                 40,000                1,638

                              SunTrust Banks, Inc.                            44,900                3,031

                              Valley National Bank                             6,720                  189

                              Washington Mutual, Inc.                         77,474                2,959

                              Wells Fargo Co.                                206,900                8,276
                              -----------------------------------------------------------------------------
                                                                                                  110,991
-----------------------------------------------------------------------------------------------------------

CONSUMER FINANCE--11.0%       American Express Credit Corp.                   44,700                5,417

                              Associates First Capital Corp.                   3,000                  123

                              Citigroup Inc.                                 256,950               17,023

                              SLM Holding Corp.                               31,100                1,291
                              -----------------------------------------------------------------------------
                                                                                                  2 3,854
-----------------------------------------------------------------------------------------------------------

INSURANCE--19.1%              Allstate Corp.                                 117,300                4,274

                              American International Group, Inc.             157,200               17,970

                              Chubb Corp.                                     24,800                1,738

                              Cigna Corp.                                     29,300                2,732

                              Jefferson Pilot Corp.                           14,350                  971

                              Lincoln National Corp.                          16,900                1,720

                              Marsh & McLennan Companies, Inc.                27,550                2,004

                              Ohio Casualty Corp.                             69,500                2,645

                              Safeco Corp.                                    44,000                1,933

                              St. Paul Companies, Inc.                        95,700                3,403

                              Torchmark Corp.                                 25,500                  851

                              Transamerica Corp.                              20,000                1,468
                              -----------------------------------------------------------------------------
                                                                                                   41,709
-----------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--3.6%      Franklin Resources, Inc.                        34,200                1,488

                              Lehman Brothers Holdings, Inc.                  13,900                  759

                              Merrill Lynch & Co., Inc.                       62,100                5,216

                              Raymond James Financial, Inc.                   17,450                  386
                              -----------------------------------------------------------------------------
                                                                                                    7,849

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL
COMPANIES--14.4%

                                                Bear Stearns Companies, Inc.                 28,455        $  1,263
                                                Federal Home Loan Mortgage Corp.            122,300           7,132
                                                Federal National Mortgage Association       169,100          11,499
                                                Golden West Financial Corp.                   7,400             702
                                                Goldman Sachs Group, Inc.                    16,400           1,114
                                                Household International, Inc.                40,200           1,744
                                                Prison Realty Trust, Inc.                   620,600           7,835
                                                -----------------------------------------------------------------------
                                                                                                             31,289
                                                -----------------------------------------------------------------------
                                                TOTAL COMMON STOCKS
                                                (Cost $207,608)                                             215,692
                                                -----------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--1.0%                                                             PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------

                                            (a) State Street Bank and Trust Company,
                                                  dated 5/28/99, 4.80%, due 6/1/99
                                                (Cost $2,224)                               $ 2,224           2,224
                                                -----------------------------------------------------------------------
                                                TOTAL INVESTMENT PORTFOLIO--100%
                                                (Cost $209,832)                                            $217,916
                                                -----------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Repurchase agreements are fully collaterized by U.S. Treasury or Government agency securities. The collateral is monitored daily by the fund so that its market value is at least equal to the carrying value of the repurchase agreement.

Based on the cost of investments of $209,832,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $21,607,000, the gross unrealized depreciation was $13,523,000 and the net unrealized appreciation on investments was $8,084,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $209,832)                                                $217,916
------------------------------------------------------------------------
Cash                                                                   1
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 5,748
------------------------------------------------------------------------
  Fund shares sold                                                   500
------------------------------------------------------------------------
  Dividends and interest                                             341
------------------------------------------------------------------------
Deferred organization expense                                          8
------------------------------------------------------------------------
    TOTAL ASSETS                                                 224,514
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                            4,458
------------------------------------------------------------------------
  Fund shares redeemed                                               353
------------------------------------------------------------------------
  Management fee                                                     122
------------------------------------------------------------------------
  Distribution services fee                                          166
------------------------------------------------------------------------
  Administrative services fee                                        383
------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                         238
------------------------------------------------------------------------
  Trustees' fees and other                                           155
------------------------------------------------------------------------
    Total liabilities                                              5,875
------------------------------------------------------------------------
NET ASSETS                                                      $218,639
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $210,894
------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments                 (555)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         8,084
------------------------------------------------------------------------
Undistributed net investment income                                  216
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $218,639
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($96,887 /
  9,433 shares outstanding)                                       $10.27
------------------------------------------------------------------------
Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.76% of offering price)            $10.90
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($103,707 / 10,176 shares outstanding)                          $10.19
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($18,045 / 1,767 shares outstanding)                            $10.21
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended May 31, 1999 (unaudited)
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
  Dividends (net of foreign taxes withheld of $10)                                           $  2,210
----------------------------------------------------------------------------------------------------------
  Interest income                                                                                 143
----------------------------------------------------------------------------------------------------------
    Total investment income                                                                     2,353
----------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  831
----------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                       450
----------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     277
----------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          387
----------------------------------------------------------------------------------------------------------
  Professional fees                                                                                13
----------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                          55
----------------------------------------------------------------------------------------------------------
  Registration fees                                                                                20
----------------------------------------------------------------------------------------------------------
  Amortization of organization expenses                                                             1
----------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                         43
----------------------------------------------------------------------------------------------------------
    Total expenses                                                                              2,077
----------------------------------------------------------------------------------------------------------
Less expense waived and absorbed by investment manager                                            (81)
----------------------------------------------------------------------------------------------------------
    Total expenses after expense waiver                                                         1,996
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                             357
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------------------------------------------

  Net realized gain from:
  Investments                                                                                     146
----------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                     1
----------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             147
----------------------------------------------------------------------------------------------------------
Change in net unrealized depreciation on investments                                           13,578
----------------------------------------------------------------------------------------------------------
Net gain on investments                                                                        13,725
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $ 14,082
----------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             SIX MONTHS ENDED                 MARCH 9
                                                               MAY 31, 1999                     TO
                                                               (UNAUDITED)               NOVEMBER 30, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------------
  Net investment income                                          $    357                         186
----------------------------------------------------------------------------------------------------------
  Net realized gain                                                   147                        (248)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            13,578                      (5,494)
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               14,082                      (5,556)
----------------------------------------------------------------------------------------------------------
  Distribution from net investment income                            (323)                         --
----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                                (458)                         --
----------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                      (781)                         --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions           (18,823)                    229,617
----------------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                       (5,522)                    224,061
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------------

Beginning of period                                               224,161                         100
----------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $216 and $182 respectively)                            $218,639                     224,161
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper-Dreman Financial Services Fund (the fund) is a diversified series of Kemper Equity Trust (the Trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund commenced operations on March 9, 1998. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences. The Board of Trustees has approved, subject to shareholder approval, a change in the classification of the fund to a non-diversified fund. Shareholders will consider this matter at a shareholder meeting scheduled for July 29, 1999.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq) for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per

NOTES TO FINANCIAL STATEMENTS

                             share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income semi-annually and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $786,000 for the six months ended May 31, 1999, after a fee waiver of $45,000 by Scudder Kemper. In addition, Scudder
                             Kemper has agreed to temporarily absorb certain operating expenses of the fund. Dreman Value
                             Management, L.L.C. serves as sub-adviser with respect to the investment and reinvestment of assets in the fund, and is paid by Scudder Kemper for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $20,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 1999 are $681,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended May 31, 1999 are $241,000 after a fee waiver of $36,000 by Scudder Kemper.

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $244,000 for the period ended May 31, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred accounting fees of $45,000 for the period ended May 31, 1999, of which $14,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the period ended May 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                   $17,384

                             Proceeds from sales                          30,080

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                 SIX MONTHS ENDED
                                                                   MAY 31, 1999                     MARCH 9, TO
                                                                    (UNAUDITED)                  NOVEMBER 30, 1998
                                                               ---------------------           ---------------------
                                                               SHARES        AMOUNT            SHARES        AMOUNT
                                       -----------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                 3,118       $ 32,031           14,095       $137,426
                                       -----------------------------------------------------------------------------
                                        Class B                 1,462         14,726           11,393        111,288
                                       -----------------------------------------------------------------------------
                                        Class C                   463          4,701            1,951         19,033
                                       -----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    53            511               --             --
                                       -----------------------------------------------------------------------------
                                        Class B                    20            191               --             --
                                       -----------------------------------------------------------------------------
                                        Class C                     3             31               --             --
                                       -----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (4,949)       (50,052)          (2,888)       (26,782)
                                       -----------------------------------------------------------------------------
                                        Class B                (1,695)       (16,912)          (1,008)        (9,043)
                                       -----------------------------------------------------------------------------
                                        Class C                  (398)        (4,050)            (255)        (2,305)
                                       -----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $(18,823)                       $229,617
                                       -----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ------------------------  ---------------------  ---------------------
                                                     CLASS A                CLASS B                CLASS C
                                           ------------------------  ---------------------  ---------------------
                                                SIX                    SIX                    SIX
                                              MONTHS   MAR. 9, 1998  MONTHS   MAR. 9, 1998  MONTHS   MAR. 9, 1998
                                               ENDED        TO        ENDED        TO        ENDED        TO
                                              MAY 31,    NOV. 30,    MAY 31,    NOV. 30,    MAY 31,    NOV. 30,
                                               1999        1998       1999        1998       1999        1998
-------------------------------------------------------------------  ---------------------  ---------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------  ---------------------  ---------------------
Net asset value, beginning of period           $9.65       9.50        9.59       9.50        9.61       9.50
-------------------------------------------------------------------  ---------------------  ---------------------
Income from investment operations:
  Net investment income (loss)                   .08        .03        (.01)      (.01)       (.01)      (.01)
-------------------------------------------------------------------  ---------------------  ---------------------
  Net realized and unrealized gain               .59        .12         .63        .10         .63        .12
-------------------------------------------------------------------  ---------------------  ---------------------
Total from investment operations                 .67        .15         .62        .09         .62        .11
-------------------------------------------------------------------  ---------------------  ---------------------
Less dividends:
  Distribution from net investment income       (.03)       --         --          --         --          --
-------------------------------------------------------------------  ---------------------  ---------------------
  Distribution from net realized gain           (.02)       --         (.02)       --         (.02)       --
-------------------------------------------------------------------  ---------------------  ---------------------
Total dividends                                 (.05)       --         (.02)       --         (.02)       --
-------------------------------------------------------------------  ---------------------  ---------------------
Net asset value, end of period                $10.27       9.65       10.19       9.59       10.21       9.61
-------------------------------------------------------------------  ---------------------  ---------------------
TOTAL RETURN (NOT ANNUALIZED)                   6.97%      1.58        6.48        .95        6.46       1.16
-------------------------------------------------------------------  ---------------------  ---------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------  ---------------------  ---------------------
Expenses absorbed by the fund                   1.32%      1.36        2.22       2.14        2.20       2.11
-------------------------------------------------------------------  ---------------------  ---------------------
Net investment income (loss)                     .81%       .55        (.10)      (.23)       (.09)      (.20)
-------------------------------------------------------------------  ---------------------  ---------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------  ---------------------  ---------------------
Expenses                                        1.43%      1.55        2.25       2.29        2.24       2.26
-------------------------------------------------------------------  ---------------------  ---------------------
Net investment income (loss)                     .70%       .36        (.14)      (.38)       (.13)      (.35)
-------------------------------------------------------------------  ---------------------  ---------------------

------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------

                                                                                                   MARCH 9, 1998
                                                                      SIX MONTHS ENDED                   TO
                                                                           MAY 31,                 NOVEMBER 30,
                                                                            1999                        1998
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                               $218,639                    224,161
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                           32%                         5
------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Data for the period ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper-Dreman Financial Services Fund shareholders were asked to vote on three separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., approval of the new Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman Value Management, L.L.C. and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For        Against        Abstain
      15,833,431    182,115        409,663

2) Approval of the new Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman Value Management, L.L.C., as applicable. This item was approved.

         For        Against        Abstain
      15,683,190    161,630        580,389

3) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For        Against        Abstain
      9,256,955     571,923      1,303,569

Diversification

         For        Against        Abstain
      9,252,514     576,160      1,303,775

Lending

         For        Against        Abstain
      9,240,109     588,565      1,303,775

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY        MAUREEN E. KANE
Trustee                           President             Assistant Secretary

JAMES R. EDGAR                    PHILIP J. COLLORA     CAROLINE PEARSON
Trustee                           Vice President and    Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                    ELIZABETH C. WERTH
Trustee                           THOMAS W. LITTAUER    Assistant Secretary
                                  Vice President
FREDERICK T. KELSEY                                     BRENDA LYONS
Trustee                           ANN M. MCCREARY       Assistant Treasurer
                                  Vice President
KATHRYN L. QUIRK
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
FRED B. RENWICK
Trustee                           JOHN R. HEBBLE
                                  Treasurer
JOHN G. WEITHERS
Trustee
---------------------------------------------------------------------
LEGAL COUNSEL                DECHERT PRICE & RHOADS
                             Ten Post Office Square South
                             Boston, MA 02109
---------------------------------------------------------------------
SHAREHOLDER                  KEMPER SERVICE COMPANY
SERVICE AGENT                P.O. Box 419557
                             Kansas City, MO 64141
---------------------------------------------------------------------
CUSTODIAN                    STATE STREET BANK AND TRUST COMPANY
                             225 Franklin Street
                             Boston, MA 02110
---------------------------------------------------------------------
TRANSFER AGENT               INVESTORS FIDUCIARY TRUST COMPANY
                             801 Pennsylvania Avenue
                             Kansas City, MO 64105
---------------------------------------------------------------------
PRINCIPAL UNDERWRITER        KEMPER DISTRIBUTORS, INC.
                             222 South Riverside Plaza Chicago, IL 60606 www.kemper.com



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Long-term investing in a short-term world(SM)

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KDFSF - 3 (7/26/99) 1080150